UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

URGENT.LY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! URGENT.LY INC. 2025 Annual Meeting Vote by December 28, 2025 11:59 PM ET URGENTLY URGENT.LY INC. 44927 GEORGE WASHINGTON BLVD SUITE 265, OFFICE 209 ASHBURN, VA 20147 V81099-P40621 You invested in URGENT.LY INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 annual meeting of stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 29, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting your request prior to December 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Annual Meeting* December 29, 2025 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ULY2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting and presents only an overview of the more complete proxy materials, which contain important information. Please follow the instructions on the reverse side for instructions on how to access our proxy materials and vote on these important matters. Voting Items 1. To elect two Class II directors nominated by our board of directors and named in the Proxy Statement to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified. Nominees: 1a. Suzie Doran 1b. James Micali 2. To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. NOTE: To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V81100-P40621